UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2021

BIG ROCK PARTNERS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38302	82-2844431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2645 N. Federal Highway, Suite 230 Delray Beach, FL	33483
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  202-654-7060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one Right and one-half of one Warrant	BRPAU	The NASDAQ Stock Market LLC
Common Stock, par value $0.001 per share	BRPA	The NASDAQ Stock Market LLC
Rights, exchangeable into one-tenth of one share of Common Stock	BRPAR	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	BRPAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.03  Amendments to Articles of Incorporation or Bylaws

The information included in Item 5.07 is incorporated by reference in this item to the extent required herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 21, 2021, Big Rock Partners Acquisition Corp. (the “Company”) held a special meeting of its stockholders (the “Meeting”). At the Meeting, the Company’s stockholders considered the following proposal:

1. A proposal to adopt and approve an amendment to the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date that the Company has to consummate a business combination (the “Extension”) to May 24, 2021 (the “Extended Date”). The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
1,729,484	1,434	0	0

Stockholders holding an aggregate of 330 public shares exercised their right to convert such shares of the Company’s common stock into cash in connection with the Extension.

Following the Meeting, the Company filed the amendment to the Charter with the Secretary of State of the State of Delaware. A copy of the amendment is attached hereto as Exhibit 3.1. The Company now has until May 24, 2021 to consummate an initial business combination.

Item 9.01. Financial Statement and Exhibits.

(d)
Exhibits:

Exhibit	Description

3.1	Amendment to Amended and Restated Certificate of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG ROCK PARTNERS ACQUISITION CORP.

Dated: April 21, 2021	By:	/s/ Richard Ackerman
	Name;	Richard Ackerman
	Title:	Chairman, President and Chief Executive Officer